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                                    * * * * *

                   1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                                COMPU-DAWN, INC.

                      (As amended through October 21, 1997)

                                    * * * * *

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



                   1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                                COMPU-DAWN, INC.
                      (As Amended through October 21, 1997)

                                TABLE OF CONTENTS

1.       Designation and Purpose of the Plan .............................................................1

2.       Shares Reserved for the Plan ....................................................................1

3.       Administration of the Plan ......................................................................2
         (a)      General ................................................................................2
         (b)      Committee Procedures ...................................................................2
         (c)      Authority over the Plan ................................................................2
         (d)      Changes in Law Applicable ..............................................................3

4.       Eligibility and Participation in Plan ...........................................................3
         (a)      Eligible Employees .....................................................................3
         (b)      Election to Participate ................................................................3
         (c)      Restrictions on Participation ..........................................................4
         (d)      Rights and Privileges of Participating Employees ...................................... 4

5.       Term ............................................................................................4

6.       Method of Granting and Exercising Stock Options ................................................ 4
         (a)      Grant of Option ........................................................................4
         (b)      Option Period ..........................................................................5
                  (1)      General .......................................................................5
                  (2)      Termination of Option Upon Retirement, Death or Termination
                           of Employment .................................................................5
         (c)      Option Purchase Price ..................................................................6
                  (1)      Purchase Price ................................................................6
                  (2)      Determination of Fair Market Value ............................................6
         (d)      Exercise of Options ....................................................................7
         (e)      Nontransferability of Options and Rights ...............................................7
         (f)      Compliance with Securities Laws ........................................................7

7.       Medium and Time of Payment ......................................................................9
         (a)      Payroll Deductions .....................................................................9
         (b)      Authorization ..........................................................................9

                                                         i




         (c)      Amount of Deduction ....................................................................9
         (d)      Account of Participating Employee ......................................................10
         (e)      No Changes in Payroll Deductions .......................................................10
         (f)      Termination and Withdrawal of Payroll Deductions .......................................10
         (g)      Effect on Participation ................................................................10
         (h)      Termination of Employment ..............................................................11
         (i)      No Payment of Interest .................................................................11
         (j)      Use of Funds ...........................................................................11

8.       Issuance and Delivery of Common Shares ..........................................................11

9.       Participating Employee's Rights as Stockholder ..................................................11

10.      Participating Employee's Agreement to Serve .....................................................12

11.      Adjustments on Changes in Capitalization ........................................................12
         (a)      Changes in Capitalization ..............................................................12
         (b)      Reorganization, Dissolution or Liquidation .............................................13
         (c)      Change in Par Value ....................................................................13
         (d)      Notice of Adjustments ..................................................................13
         (e)      Effect Upon Holder of Option ...........................................................14
         (f)      Right of Company to Make Adjustments ...................................................15

12.      Amendment of the Plan ...........................................................................15

13.      Termination of the Plan .........................................................................16

14.      Effective Date of Plan ..........................................................................16

15.      Indemnification of Board of Directors or the Committee ..........................................16

16.      Notices .........................................................................................16

17.      Designation of Beneficiary ......................................................................17

18.      Application of Funds ............................................................................17

19.      Approval of Stockholders ........................................................................17

20.      Governing Law ...................................................................................18



                   1997 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                                COMPU-DAWN, INC.

                      (As Amended through October 21, 1997)


     COMPU-DAWN, INC. (the "Company"), a Delaware corporation, has adopted and established a qualified employee stock purchase plan effective May 9, 1997, as amended hereby, for eligible employees in accordance with the following terms and conditions:

     1. Designation and Purpose of the Plan.

     This plan is designated the "Compu-DAWN Inc. 1997 Qualified Employee Stock Purchase Plan" (the "Plan"). The purpose of the Plan is to advance the growth and development of the Company or any Subsidiary (as hereinafter defined) by providing an opportunity to all Participating Employees (as hereinafter defined) to acquire an ownership interest in the Company. It is believed that employee participation in the ownership of the business will help to achieve the unity of purpose essential to the continued growth of the Company and the mutual benefit of its employees and Stockholders. The Plan is intended to comply with the provisions of Sections 421, 423 and 424 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be administered, interpreted and construed in accordance with such provisions. As used herein, the term Subsidiary or Subsidiaries shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of a stock option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2. Shares  Reserved  for the Plan.

     Subject to adjustments as provided in Section 11 hereof, there shall be reserved for issuance and purchase by participating Employees under the Plan an aggregate of Two Hundred and Fifty Thousand (250,000) common shares, $0.01 par value, of the Company (the "Common Shares"), which Common Shares in whole or in part either shall be authorized, but unissued, Common Shares, or issued Common Shares which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the

Company (the "Board of Directors").

         3.       Administration of the Plan.

                 (a) General. The plan shall be administered, at the expense of the Company, by the Board of Directors of the Company (the "Board of Directors") or by a committee chosen by the Board of Directors who shall serve at the pleasure of the Board of Directors and which shall be designated as the Compensation Committee (the "Committee").

               (b) Committee Procedures. If the Board of Directors determines to choose a Committee to administer the Plan, the Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board of Directors does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold meetings at such times and places at it may determine. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at a meeting duly called and held. The Committee may appoint a Secretary, and shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

               (c)  Authority  over the  Plan.  The  Board of  Directors  or the
          Committee, as the case may be, shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and to adopt, prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan; provided, however, that the Board of Directors or the Committee shall at all times administer the Plan and make determinations and interpretations hereunder such that the Plan is a qualified employee stock purchase plan within the meaning of Sections 421 and 423 of the Code. All determinations of the Board of Directors or the

         Committee, as the case may be, shall be final and binding upon all persons, and in the case where the Plan is administered by the Committee, unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. In the case where the Plan is administered by the Committee, upon issuing an Option under the Plan, the Committee shall report to the Board of Directors the name of the Participating Employee granted the Option, the number of shares of Common Shares covered by the Option and the terms and conditions of such Option.

                  (d) Changes in Law Applicable. If the laws relating to qualified stock purchase plans are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan to conform to such changes in the law without the necessity of obtaining further stockholder approval,
         unless  the  changes   require  such  approval.

     4.   Eligibility  and Participation in Plan.

                  (a) Eligible Employees. Any employee who is employed by the Company or a Subsidiary on any January 1 during the term of the Plan (each a "Commencement Date") is eligible to participate in the Plan with respect to the particular year provided such employee:

                         (1) has been  employed by the  Company or a  Subsidiary
                    for at least one (1) year prior to the Commencement Date, and

                         (2) has  customary  employment of more than twenty (20)
                    hours per week, and has customary employment of at least five (5) months in such calendar year.

         Employees   eligible  to  participate  in  the  Plan  pursuant  to  the provisions of this Section 4(a) are hereinafter referred to as "Eligible Employees".

                  (b) Election to Participate. Each Eligible Employee on each Commencement Date may participate in the Plan by filing with the Board of Directors, the Committee, or such other person designated by the Board of Directors or the Committee at least thirty (30) days prior to each such Commencement Date a Participation Election Form which shall be distributed by the Board of Directors or the Committee to each Eligible Employee at least thirty-five (35) days prior to each Commencement Date. Eligible Employees who elect to participate in the Plan as provided above are hereinafter referred to as "Participating Employees".

                  (c)  Restrictions  on   Participation.   Notwithstanding   any
         provision of the Plan to the contrary, no Participating Employee may be granted an Option under the Plan:

                           (1) if, immediately after the grant, such Participating Employee would own Common Shares, and/or hold outstanding Options to purchase Common Shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company. In determining stock ownership under this Section 4(c), the stock attribution rules of Section 424(d) of the Code shall apply, and Common Shares which the employee may purchase under any outstanding options, whether or not such options qualify for the special tax treatment afforded by Section 421(a) of the Code, shall be treated as Common Shares owned by the employee; or

                           (2) which permits such Participating Employee's rights to purchase stock of any class or description under all employee stock purchase plans of the Company (previously or hereafter adopted) to which Section 423 of the Code applies, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. For purposes of this Section 4(c), the rules of Section 423(b)(8) of the Code shall apply in determining the accrual rate of a Participating Employee's rights to purchase such stock.

               (d) Rights and Privileges of Participating Employees. All Participating Employees granted Options under the Plan shall have the same rights and privileges, except as otherwise provided in Section 4(c) hereof.

          5. Term. The Plan shall continue in effect from the Effective Date until all of the Common Shares reserved for issuance under the Plan have been issued or until the Plan is terminated by the Company, whichever is earlier.

          6. Method of Granting and Exercising Stock Options.

                  (a) Grant of Option. On the Commencement Date, this Plan shall be deemed to have granted to the Participating Employee an option (the "Option") for as many full Common Shares as the Participating Employee will be able to purchase with the payroll deductions credited to the Participating Employee's account during a given Option Period (as hereinafter defined) (the "Offering"). Notwithstanding the foregoing, no Participating Employee may purchase more than Five Thousand (5,000) Common Shares during any single Offering. If the total number of Common Shares for which Options are to be granted on any date in accordance with this section exceeds the number of Common Shares then available under the Plan (after deduction of all Common Shares for which Options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the Common Shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

                  (b)      Option Period.

                           (1) General. The Option shall be for a period of twelve (12) months (the "Option Period") and shall be deemed to be exercised one year from the date of grant, subject to earlier termination as provided in Section 6(b)(2) below.

                           (2) Termination of Option Upon  Retirement,  Death or
                  Termination of Employment. (i) In the event a Participating Employee retires or dies, or his employment terminates for any other reason prior to the exercise of the Option granted to such Participating Employee (a "Terminated Employee"), subject to the provisions of Section 6(b)(ii) below such Terminated Employee shall not be considered a Participating Employee under the Plan after the date such Terminated Employee retires or dies or his employment terminates, and such Terminated Employee's rights with respect to any Options granted for such year shall cease and the Option shall be null and void.

                                    (ii)   Notwithstanding   the   provision  of
                  Section 6(b)(2)(i), the Board of Directors or the Committee, in its sole and absolute discretion, may permit a

                  Terminated Employee, upon the written consent of such Terminated Employee, or the representative of a deceased
                  Terminated Employee, to be considered as a Participating Employee for the purposes of the Plan only, until the expiration of the Option Period during which the employment of the Terminated Employee terminated and until the outstanding Options granted by such Terminated Participating Employee at the beginning of such Option Period are deemed exercised. The provisions of this Section 6(b)(2)(ii) shall not be construed as granting the Terminated Employee any right to be retained in the employ of the Company or Subsidiary.

               (c) Option Purchase Price.

         (1) Purchase Price. The "Option Purchase Price" for each share of Common Shares shall be an amount equal to the lesser of: (i) eighty-five percent (85%) of the fair market value of such Common Share on the date the Option is granted, or (ii) eighty-five percent (85%) of the fair market value of such Common Share on the date the Option is exercised.

         (2) Determination of Fair Market Value. During such time as the Common Shares of the Company is not listed upon an established stock exchange, the fair market value per Common Share shall be deemed to be the closing sale price of the Common Shares on the Nasdaq Stock Market, Inc. ("Nasdaq") on the day the Option is granted or exercised, as applicable, as reported by Nasdaq, if the Common Shares are so quoted, and if not so quoted, the mean between the dealer "bid" and "ask" prices, of the Common Shares in the New York over-the-counter market on the day the Option is granted or exercised, as applicable, as reported by the National Association of Securities Dealers, Inc. If the Common Shares are listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Shares on such stock exchange or exchanges on the day the Option is granted or exercised, as applicable, or, if no sale of the Common Shares of the Company shall have been made on established stock exchange on such day, on the next preceding day on which there was a sale of

Common Shares. If there is no market price for the Common Shares, then the Board of Directors or the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Shares.

                  (d) Exercise of Options. Each Participating Employee who continues to be a Participating Employee one year after a given Commencement Date shall be deemed to have exercised the Option on the one-year anniversary of such Commencement Date, and shall be deemed to have purchased from the Company such number of full Common Shares reserved for the purpose of the Plan as the Participating Employee's accumulated payroll deduction on such date will pay for at the Option price, subject to adjustment as provided in Section 6(a) above.

                  (e) Nontransferability of Options and Rights. All Options granted pursuant to this Plan shall be personal to the Participating Employee receiving such Options and shall be exercisable only by such Participating Employee. No Participating Employee shall have the right to sell, assign, transfer, pledge, or otherwise dispose of or encumber either such Participating Employee's right to participate in the Plan or such Participating Employee's interest in the fund, if any, accumulated for the benefit of such Participating Employee, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of such Participating Employee. No Option or any right thereunder shall be subject to execution, attachment or similar process or remedy. Upon any attempt to sell, exchange, assign, pledge, discount, hypothecate or otherwise transfer or encumber any Option or any right thereunder or in connection therewith contrary to or in violation of the provisions of this Plan, such Option and all rights thereunder shall immediately become null and void and the balance of any unused payroll deductions of the Participating Employee then being held by the Company shall be refunded to such Participating Employee without interest.

                  (f) Compliance with Securities Laws. The Plan and the grant and exercise of the rights to purchase Common Shares hereunder, and the Company's obligation to sell and deliver Common Shares upon the exercise of rights to purchase Common Shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the

         Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange or Nasdaq upon which the Common Shares of the Company may then be listed or quoted as the case may be. At the time of exercise of any Option, the Company may require the Participating Employee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the Option Agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with said laws. Such changes may be made with respect to any particular Option or stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Shares usable upon exercise of an Option granted under the Plan are not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Shares restricting the transfer thereof, which legend shall be substantially as follows:

                           THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS

                           NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

         7.       Medium and Time of Payment.

                  (a) Payroll Deductions. The purchase price of the Common Shares as to which the Option shall be exercised shall be paid in full through periodic payroll deductions during the term of the Option.

                  (b) Authorization. A Participating Employee shall authorize the Company to make payroll deductions from the compensation of such Participating Employee by completing an authorization for payroll deduction on the form prescribed by the Board of Directors or the Committee and filing it with the Board of Directors, the Committee, or such other person designated by the Board of Directors or the Committee at the time such Participating Employee files a Participation Election form with the Board of Directors or the Committee (as provided in Section 4(b) hereof). Payroll deductions for a Participating Employee shall commence on the Commencement Date of the Offering immediately following the date of execution of the payroll deduction authorization form by the Participating Employee and shall end on December 31 of that year unless sooner terminated by the Participating Employee as provided in Section 7(f) hereof.

               (c) Amount of Deduction. At the time a Participating Employee files an authorization for payroll deduction, such Participating Employee shall elect to have deductions made from such Participating Employee's compensation on each pay day during the time such Participating Employee is a participant in an Offering at the rate of one, two, three, four, five, six, seven, eight, nine or ten percent of the Regular Compensation of such Participating Employee in effect at the Commencement Date of the Offering. For the purposes of this Plan, "Regular Compensation" shall mean the regular rate of pay of a Participating Employee for the calendar year ending at or immediately prior to the Commencement Date. In the case of a salaried Participating Employee, "Regular Compensation" shall be the amount of base salary such salaried employee received during such calendar year. In the case of an hourly-paid Participating Employee, "Regular

          Compensation" shall be the hourly rate of pay of such hourly-paid employee multiplied by 40 hours for the applicable one-week payroll period. In the case of a Participating Employee who receives all or part of such Participating Employee's compensation in the form of commissions, the "Regular Compensation" shall be the base salary of such Participating Employee plus a proportionate part of any commissions or bonuses such Participating Employee receives, as determined by the Board of Directors or the Committee from time to time to reflect an equitable adjustment for the category of the activities and the rate of base salary of such employee. Regular Compensation shall not include any payments for overtime, shift differential, reimbursement for expenses, finders' fees, suggestion awards, deferred profit sharing distributions or similar nonregular payments (all as determined by the Board of Directors or the Committee).

               (d) Account of Participating Employee. All payroll deductions made for a Participating Employee shall be credited to such Participating Employee's account under the Plan and applied against the purchase price of the Common Shares purchased by the Participating Employee upon exercise of the Option granted to such Participating Employee. A Participating Employee may not make any separate cash payments into such account.

               (e) No Changes in Payroll Deductions. A Participating Employee may discontinue participation in the Plan as provided in Section 7(f) below, but no other change can be made during an Offering and, specifically, a Participating Employee may not alter the amount of such Participating Employee's payroll deductions for that Offering.

               (f) Termination and Withdrawal of Payroll Deductions. A Participating Employee may terminate and withdraw payroll deductions credited to the account of such Participating Employee under the Plan at any time by giving written notice to the Board of Directors or the Committee, as the case may be. All of the Participating Employee's payroll deductions credited to such Participating Employee will be paid to such Participating Employee promptly after receipt of notice of withdrawal, and no further payroll deductions will be made from the compensation of such Participating Employee during the Offering except in accordance with an authorization for a new payroll deduction filed in accordance with Section 7(b) hereof.

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               (g) Effect on  Participation.  The withdrawal of a  Participating
          Employee from any Offering will not have any effect upon the eligibility of such Participating Employee to participate in the Offering or any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

               (h) Termination of Employment. Upon termination of the employment of a Participating Employee for any reason, including retirement (but excluding death), the payroll deductions credited to the account of such Terminated Employee will be returned to the Terminated Employee, or, in the case of the death of the Terminated Employee, to the person or persons entitled thereto as determined in accordance with the provisions of Section 17 hereof, unless the Terminated Participating Employee continues to be considered a Participating Employee for the purposes of the Plan only, pursuant to the provisions of Section 6(b)(2)(ii) hereof.

               (i) No Payment of Interest. No interest shall be paid or allowed on any money credited to the account of any Participating Employee pursuant to payroll deductions made on behalf of such Participating Employee.

               (j) Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         8. Issuance and Delivery of Common Shares. As soon as practicable after the exercise of an Option to purchase Common Shares by a Participating Employee as provided herein, the Board of Directors or the Committee shall undertake and follow all necessary procedures to cause the prompt issuance of the Common Shares in the Participating Employee's name, or, if the Participating Employee has so specified in his Participation Election Form, in the name of the Participating Employee and another person in joint ownership. Common Shares so issued shall be delivered promptly to the Participating Employee, provided, however, that the issuance or delivery of Common Shares or both, may be postponed, at the sole discretion of the Board of Directors or the Committee, to enable the Company to comply with all applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority.

     9.  Participating  Employee's  Rights  as  Stockholder.   No  Participating
Employee shall

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



have any rights as a stockholder with respect to any Common Shares covered by the Option granted to such Participating Employee until the deemed exercise of the Option and the date of issuance of one or more stock certificates issued in the Participating Employee's name (or in joint names) for such Common Shares. From the date Common Shares are issued, such Participating Employee shall have the rights which are the same in all respects as those of all other holders of Common Shares, including, without limitation, the right to receive dividends and to vote the Common Shares purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

         10. Participating Employee's Agreement to Serve. Each Participating Employee receiving an Option shall, as one of the terms of the Option Agreement, agree that such Participating Employee will remain in the employ of the Company or Subsidiary for a period of at least one (1) year from the date on which the Option shall be granted to such Participating Employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Board of Directors or the Committee under the provisions hereof shall be construed as granting the Participating Employee the right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

         11.      Adjustments on Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Common Shares covered by the Plan, the number of Common Shares covered by each outstanding Options, and the exercise price per Common Share specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Company resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares) or any other increase or decrease in the number of such Common Shares effected without receipt of consideration by the Company after the date the Option is granted, so that upon exercise of the Option, the optionee shall receive the same number of Common Shares subject to such optionee's outstanding Option immediately before the effective date of such change in the number of issued Common Shares.

                  (b) Reorganization, Dissolution or Liquidation. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a stockholder of the number of Common Shares subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate as of a date to be fixed by the Board of Directors or the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each optionee, and each optionee shall, in such event, have the right, during the said period of thirty (30) days preceding such termination date, to exercise such optionee's Option in whole or in part in the manner herein set forth.

                  (c) Change in Par Value. In the event of a change in the Common Shares of the Company as presently constituted, which change is limited to a change of all of its authorized share with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Shares within the meaning of the Plan.

                  (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 11 relate to capital stock or other securities of the Company, such adjustments, if any, shall be made by the Board of Directors or the Committee, whose determination in that respect shall be final, binding and conclusive, and in the case where the Plan is administered by the Committee, unless otherwise determined by the Board of Directors, provided that each Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as a qualified employee stock option within the meaning of Section 423 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

                  (e) Effect Upon Holder of Option. Except as hereinbefore expressly provided in this Section 11, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to the Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of Common Shares subject to any Option granted hereunder upon the occurrence of any of the following events:

                          (1) The grant or exercise of any other  options which
                  may be granted or exercised under any qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

                          (2) The sale of any  Common  Shares in the  Company's
                  initial or any subsequent public offering, including, without limitation, Common Shares sold upon the exercise of any overallotment option granted to the underwriter in connection with such offering;

                         (3) The sale of any Common Shares in any private placement;

                         (4) The issuance, sale or exercise of any warrants to
                  purchase Common Shares whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

                           (5) The issuance or sale of rights,  promissory notes
                  or other securities convertible into Common Shares in accordance with the terms of such securities (the "Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

                           (6) The issuance or sale of Common Shares upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

                           (7) Upon any  amendment  to or change in the terms of
                  any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Shares or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Shares or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Shares.

               (f) Right of Company to Make Adjustments. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     12. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that, without the approval of the holders of a majority of the Common Shares of the Company then issued and outstanding, represented at a meeting and entitled to vote thereat on the subject matter, no amendment shall be made (a) increasing the number of shares to be reserved under the Plan (other than as provided in Section 11 hereof), (b) permitting persons other than Eligible Employees to participate in the Plan, (c) changing the price at which the

Common Shares covered by an Option may be purchased or (d) increasing the maximum number of Common Shares which a Participating Employee may purchase under the Plan. Furthermore, the Plan may not, without said approval of the Stockholders, be amended in any way which will cause Options issued under it to fail to meet the requirements of employee stock purchase plans as defined in
Section 423 of the Code, and with or without the approval of the Stockholders, the Plan may not be amended in any way which will adversely affect the rights of Participating Employees who were granted Options prior thereto.

     13. Termination of the Plan. The Plan may be terminated at any time by the Board of Directors of the Company; provided, however, any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

     14. Effective Date of Plan. The Plan shall become effective on the date of execution hereof, which date is the date the Board of Directors approved and adopted the Plan (the "Effective Date"); provided, however, if the stockholders of the Company shall not have approved the Plan by the requisite vote of the stockholders within twelve (12) months after the Effective Date, then the Plan shall terminate and all funds standing to each Participating Employee's credit will be refunded to such employee as promptly as possible.

         15. Indemnification of Board of Directors or the Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Board of Directors or the Committee shall be indemnified by the Company against the reasonable expense, including attorneys' fees actually and necessarily incurred in connection with the defenses of any action, suit or proceedings, or in connection with any appeal therein, to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceedings, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board of Directors or the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Board of Directors or Committee member shall in writing offer the Company the opportunity, as its own expense, to pursue and defend the same.

     16. Notices. All notices, elections and authorizations by a Participating Employee shall be in writing and delivered in person or by mail to the Board of Directors or the Committee or an official of the Company designated by the Board of Directors or the Committee or by this Plan. All notices shall be considered timely if postmarked before midnight of the last day of the relevant period.

     17. Designation of Beneficiary. A Participating Employee may file a written designation of a beneficiary who is to receive any Common Shares and cash to the Participating Employee's credit under the Plan in the event of such employee's death prior to delivery to such Participating Employee of such Common Shares and cash. Such designation of beneficiary may be changed by the Participating Employee at any time by written notice to the Secretary of the Company. Upon the death of a Participating Employee and upon receipt by the Company of proof of the identity and existence at the Participating Employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Shares and cash to such beneficiary. In the event of the death of a Participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participating Employee's death, the Company shall deliver such Common Shares and cash to the executor or administrator of the estate of the Participating Employee, or if no executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such Common Shares and cash to the spouse or to any one or more dependents or relatives of the Participating Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. No designated beneficiary shall prior to the death of the Participating Employee by whom he has been designated, acquire any interest in the Common Shares or cash credited to the Participating Employee under the Plan.

     18. Application of Funds. The proceeds received by the Company from the sale of Common Shares pursuant to Options granted hereunder will be used for general corporate purposes.

     19. Approval of Stockholders. The Plan shall be submitted to the Stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board of Directors for the approval by the holders of at least a majority of the capital stock of the Company then outstanding and entitled to vote thereon, present at a meeting.

     20. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the state of incorporation of the Company.

         Executed as of this 21st day of October, 1997.

                                       COMPU-DAWN, INC.

                                       By:
                                          Mark Honigsfeld
                                          Chief Executive Officer

ATTEST:

By:
   Louis Libin, Assistant Secretary



K:\WPDOC\CORP\COMPUDAW\AGREEMEN\1997\AMENDQE.SPP

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